EXHIBIT 32.2

                                  CERTIFICATION
                          PURSUANT TO 18 U.S.C. ss.1350

      In connection with the report on Form 10-K of Janel World Trade, Ltd. for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the registrant certifies pursuant to 18 U.S.C. Section 1350 that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: January 10, 2006                      /s/ James N. Jannello
                                             ------------------------------
                                             James N.  Jannello,  Executive Vice
                                             President   and   Chief   Executive
                                             Officer

Dated: January 10, 2006                      /s/Stephan P. Cesarski
                                             -----------------------
                                             President   and   Chief   Operating
                                             Officer

Dated: January 10, 2006                      /s/Linda Bieler
                                             -------------------------
                                             Controller and Chief  Financial and
                                             Accounting Officer